Exhibit 10.2

EXECUTION VERSION

AMENDMENT NO. 1 TO CREDIT AND SECURITY AGREEMENT, dated as of March 15, 2021 (this “Amendment”), among BCRED Castle Peak Funding LLC, as borrower (the “Borrower”), Blackstone Private Credit Fund, as collateral manager (the “Collateral Manager”), Citibank, N.A., as lender (the “Lender”), Citibank, N.A., as administrative agent (the “Administrative Agent”) and Wilmington Trust, National Association, as collateral agent (the “Collateral Agent”), collateral custodian (the “Collateral Custodian”) and collateral administrator (the “Collateral Administrator”).

WHEREAS, the Borrower, the Collateral Manager, the lenders from time to time parties thereto, the Administrative Agent, the Collateral Custodian, the Collateral Agent and the Collateral Administrator are party to the Credit and Security Agreement, dated as of January 8, 2021 (the “Credit Agreement”); and

WHEREAS, the parties hereto desire to amend the Credit Agreement in accordance with Section 12.01 of the Credit Agreement and subject to the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the foregoing premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

Definitions

Terms used but not defined herein have the respective meanings given to such terms in the Credit Agreement.

ARTICLE II

SECTION 2.1. Amendment to the Credit Agreement.

As of the date of this Amendment, the Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the bold and double-underlined text (indicated textually in the same manner as the following example: bold and double-underlined text) as set forth on the pages of the Credit Agreement attached as Appendix A hereto.

ARTICLE III

Representations and Warranties

SECTION 3.1. The Borrower hereby represents and warrants to each other party hereto that, as of the date first written above, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties of the Borrower contained in the Credit Agreement and the other Facility Documents are true and correct in all material respects on and as of such day (other than any representation and warranty that is made as of a specific date).

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ARTICLE IV

Conditions Precedent

This amendment shall become effective upon the execution and delivery of this Amendment by the parties hereto.

ARTICLE V

Miscellaneous

SECTION 5.1. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

SECTION 5.2. Severability Clause. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

SECTION 5.3. Ratification. Except as expressly amended hereby, the Credit Agreement is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Amendment shall form a part of the Credit Agreement for all purposes.

SECTION 5.4. Counterparts. The parties hereto may sign one or more copies of this Amendment in counterparts, all of which together shall constitute one and the same agreement. Counterparts may be executed and delivered via facsimile, electronic mail or other transmission method and may be executed by electronic signature (including, without limitation, any .pdf file, .jpeg file, or any other electronic or image file, or any “electronic signature” as defined under the U.S. Electronic Signatures in Global and National Commerce Act or the New York Electronic Signatures and Records Act, which includes any electronic signature provided using Orbit, Adobe Sign, Adobe Fill & Sign, DocuSign, or any other similar platform identified by the Borrower and reasonably available at no undue burden or expense to U.S. Bank National Association) and any counterpart so delivered shall be valid, effective and legally binding as if such electronic signatures were handwritten signatures and shall be deemed to have been duly and validly delivered for all purposes hereunder. Delivery of an executed signature page of this Amendment by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof.

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SECTION 5.5. Headings. The headings of the Articles and Sections in this Amendment are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

SECTION 5.6. Collateral Agent, Collateral Custodian and Collateral Administrator Direction. By its execution hereof (i) the Administrative Agent hereby authorizes and directs the Collateral Agent and the Collateral Custodian to execute and deliver this Amendment on the date hereof and (ii) the Collateral Manager hereby authorizes and directs the Collateral Administrator to execute and deliver this Amendment on the date hereof.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

BCRED CASTLE PEAK FUNDING LLC, as Borrower

By:	/s/ Marisa Beeney
Name: Marisa Beeney
Title: Authorized Signatory

[Signature Page to Amendment No. 1 to Credit Agreement]

BLACKSTONE PRIVATE CREDIT FUND, as Collateral Manager

By:	/s/ Marisa Beeney
Name: Marisa Beeney
Title: Authorized Signatory

[Signature Page to Amendment No. 1 to Credit Agreement]

CITIBANK, N.A., as Administrative Agent and as a Lender

By:	/s/ Victoria Chant
Name: Victoria Chant
Title: Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Collateral Agent and Collateral Administrator

By:	/s/ Richard H. Britt Jr.
Name: Richard H. Britt Jr.
Title: Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Collateral Custodian

By:	/s/ Richard H. Britt Jr.
Name: Richard H. Britt Jr.
Title: Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]

APPENDIX A

EXECUTION VERSION

CONFORMED THROUGH AMENDMENT NO. 1

CREDIT AND SECURITY AGREEMENT

Dated as of January 8, 2021

among

BCRED CASTLE PEAK FUNDING LLC,

as Borrower,

BLACKSTONE PRIVATE CREDIT FUND,

as Collateral Manager,

BLACKSTONE PRIVATE CREDIT FUND,

as Equityholder,

THE LENDERS FROM TIME TO TIME PARTIES HERETO,

CITIBANK, N.A.,

as Administrative Agent,

and

WILMINGTON TRUST, NATIONAL ASSOCIATION,

as Custodian, Collateral Agent, and Collateral Administrator

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SCHEDULES

Schedule 1	Initial Commitments and Percentages
Schedule 2	Contents of Monthly Report
Schedule 3	[Reserved]
Schedule 4	GICS Industry Classifications
Schedule 5	Approved Broker Dealers
Schedule 6	Notice Information
Schedule 7	Authorized Persons
Schedule 8	Diversity Score Calculations
Schedule 9	Loan Tape Information
Schedule 10	Reserved
Schedule 11	Moody’s Ratings Definitions
Schedule 12	S&P Ratings Definitions
Schedule 13	Pre-Approved Loans

EXHIBITS

Exhibit A	Form of Approval Request
Exhibit B	Form of Notice of Borrowing (with attached form of Borrowing Base Calculation Statement)
Exhibit C	Form of Notice of Prepayment
Exhibit D	Form of Assignment and Acceptance
Exhibit E	Form of Note
Exhibit F	Form of Tax Compliance Certificates
Exhibit G	Reserved
Exhibit H	Form of Request for Release and Receipt
Exhibit I	Form of Monthly Report

CREDIT AND SECURITY AGREEMENT

CREDIT AND SECURITY AGREEMENT, dated as of January 8, 2021, by and among BCRED CASTLE PEAK FUNDING LLC, a Delaware limited liability company, as borrower (the “Borrower”), BLACKSTONE PRIVATE CREDIT FUND, a Delaware statutory trust, in its capacity as Collateral Manager, BLACKSTONE PRIVATE CREDIT FUND, a Delaware statutory trust, in its capacity as Equityholder, the LENDERS from time to time party hereto, CITIBANK, N.A. (“Citibank”), as administrative agent for the Secured Parties (as hereinafter defined) (in such capacity, the “Administrative Agent”), and WILMINGTON TRUST, NATIONAL ASSOCIATION (“WTNA”), as collateral agent for the Secured Parties (in such capacity, the “Collateral Agent”), as collateral custodian for the Secured Parties (in such capacity, the “Custodian”), and as collateral administrator (in such capacity, the “Collateral Administrator”).

W I T N E S S E T H:

WHEREAS, the Borrower desires that the Lenders make advances on a revolving basis to the Borrower on the terms and subject to the conditions set forth in this Agreement; and

WHEREAS, each Lender is willing to make such advances to the Borrower on the terms and subject to the conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS; RULES OF CONSTRUCTION; COMPUTATIONS

Section 1.01 Definitions

As used in this Agreement, the following terms shall have the meanings indicated:

“Account Control Agreement” means the Account Control Agreement, dated as of the Closing Date, by and among the Borrower, the Collateral Agent and WTNA, as the Securities Intermediary, as the same may be amended, modified, waived, supplemented or restated from time to time.

“Accredited Investor” has the meaning assigned to such term in Section 12.06(e).

“Acquisition Date” means, for any Collateral Loan, the date on which such Collateral Loan is committed to be acquired by the Borrower.

“Additional Amounts” has the meaning assigned to such term in Section 12.03(a).

before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Secured Party’s failure to comply with Section 12.03(f), and (d) Taxes imposed by FATCA.

“Facility Amount” means during the Reinvestment Period, $~~200,000,000~~800,000,000 (as such amount may be reduced from time to time pursuant to Section 2.06 or increased from time to time pursuant to Section 2.21 or as otherwise agreed to by the Borrower, the applicable Lenders, the Collateral Manager and the Administrative Agent); provided, that following the Commitment Termination Date, the Facility Amount will equal the Advances Outstanding as of the applicable date of determination.

“Facility Documents” means this Agreement, the Notes, the Account Control Agreement, the Sale Agreement, the Administrative Agent and Lender Fee Letter, the Collateral Administration and Agency Fee Letter and any other security agreements and other instruments entered into or delivered by or on behalf of the Borrower in favor of the Collateral Agent, the Administrative Agent or any Lender from time to time pursuant to this Agreement.

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended versions of Sections 1471 through 1474 of the Code that are substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rule or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities implementing any of the foregoing.

“Federal Funds Rate” means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by it.

“Fee Basis Amount” means, for any Payment Date, the quotient of (a) the arithmetic mean of (i) the Aggregate Principal Balance of all Eligible Collateral Loans plus (ii) the Principal Proceeds and Eligible Investments made with Principal Proceeds on deposit in the Collection Account, in each case, on the first day and on the last day of the related Interest Accrual Period, divided by (b) the number of days during such Interest Accrual Period.

“Final Maturity Date” means the earliest to occur of (i) the date on which the Borrower (or the Collateral Manager on its behalf) reduces the Facility Amount in full pursuant to Section 2.06(b); (ii) the day that is two (2) years after the Commitment Termination Date; and (iii) the date on which the Administrative Agent provides notice of the declaration of the Final Maturity Date after the occurrence and during the continuance of an Event of Default; provided, that, in the case of the foregoing clauses (i) and (ii), if such day is not a Business Day, then the Final Maturity Date shall be the next succeeding Business Day.

“Priority of Payments” has the meaning specified in Section 9.01(a).

“Private Authorizations” means all franchises, permits, licenses, approvals, consents and other authorizations of all Persons (other than Governmental Authorities).

“Proceeds” has, with reference to any asset or property, the meaning assigned to it under Section 9-102(a)(64) of the UCC and, in any event, shall include, but not be limited to, any and all amounts from time to time paid or payable under or in connection with such asset or property.

“Proper Instructions” means instructions received by the Custodian or the Collateral Agent from the Borrower, or the Collateral Manager on behalf of the Borrower, in any of the following forms: (a) in writing signed by an Authorized Person (and delivered by hand, by mail, by overnight courier or by telecopier); (b) by electronic mail from an Authorized Person; (c) in tested communication; (d) in a communication utilizing access codes effected between electro mechanical or electronic devices; or (e) such other means as may be agreed upon from time to time by the Custodian, the Collateral Administrator, the Administrative Agent or the Collateral Agent, as applicable, and the party giving such instructions.

“Purchase Price” means, with respect to any Collateral Loan, the purchase price paid (expressed as a percentage of par) by the Borrower to purchase such Collateral Loan.

“QFC” has the meaning assigned to the term “qualified financial contract” in, and interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

“Qualified Institution” means a depository institution or trust company organized under the Laws of the United States of America or any one of the States thereof or the District of Columbia (or any domestic branch of a foreign bank), (i) that has either (A) a long-term unsecured debt rating of “BBB” or better by S&P and “A3” or better by Moody’s or (B) a short-term unsecured debt rating or certificate of deposit rating of “A-1” or better by S&P or “P-1” or better by Moody’s, (ii) the parent corporation of which has either (A) a long-term unsecured debt rating of “BBB” or better by S&P and “A3” or better by Moody’s or (B) a short-term unsecured debt rating or certificate of deposit rating of “A-1” or better by S&P and “P-I” or better by Moody’s or (iii) is otherwise acceptable to the Administrative Agent.

“Qualified Jurisdiction” means (i) Canada (ii) the United Kingdom, (iii) the European Union or any member state thereof, (iv) Australia and (v) New Zealand (or, in each case, any state, province or territory thereof).

“Qualified Purchaser” has the meaning assigned to such term in Section 12.06(e).

“Ramp-Up Period” means the period from and including the Closing Date through ~~the date that is four (4) months after the Closing Date (or such earlier date as may be agreed in writing by the Borrower and the Administrative Agent).~~March 15, 2021.

“Reference Time” with respect to any setting of the then-current LIBOR Benchmark means (1) if such LIBOR Benchmark is the LIBOR Rate, 11:00 a.m. (London time)